                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    October 6, 1995
                                                 ------------------------------


                           CAPITAL CITIES/ABC, INC.
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            (Exact name of registrant as specified in its charter)


      New York                          1-4278                14-1284013
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 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


   77 West 66th Street, New York, N.Y.                        10023
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 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (212) 456-7777
                                                   ----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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                                                                               2

Item 5.    Other Events.
           ------------

     Capital Cities/ABC, Inc. (the "registrant") and The Walt Disney Company ("Disney") have entered into an Amended and Restated Agreement and Plan of Reorganization dated as of July 31, 1995 (the "Amended and Restated Agreement") which amends and restates the original Agreement and Plan of Reorganization and provides, among other things, (1) that the closing date for the transactions contemplated by the Amended and Restated Agreement will be the later of (i) January 3, 1996 or (ii) the first business day following the day on which the last to be fulfilled or waived of the conditions set forth in Article 8 of the Amended and Restated Agreement have been fulfilled or waived and (2) that in the registrant's merger contemplated by the Amended and Restated Agreement, each outstanding share of the registrant's common stock will be converted into the right to receive, at the holder's election, (i) one share of common stock of the holding company which will hold the common stock of the registrant and Disney following the transaction ("New Disney") plus $65 in cash (a "Standard Election") or (ii) subject to proration, one share of New Disney common stock plus a number of shares of New Disney common stock equal to a fraction, the numerator of which is $65 and the denominator of which is the Disney Common Stock Price (a "Stock Election"), or (iii) subject to proration, cash in an amount equal to $65 plus the Disney Common Stock Price (a "Cash Election"). If a holder does not make a valid Standard Election or Stock Election, that holder will be deemed to have made a Cash Election. "Disney Common Stock Price" means an amount equal to the average of the closing sales prices of Disney common stock on each of the ten consecutive trading days immediately preceding the second trading day prior to the effective date of the transactions contemplated by the Amended and Restated Agreement. The Amended and Restated Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  The following exhibits are filed with this report:


 Exhibit Number                            Description
 --------------                            -----------
      2.1                       Amended and Restated Agreement
                                and Plan of Reorganization dated
                                as of July 31, 1995, between the
                                registrant and Disney.

       4                        Amendment to Rights Agreement,
                                dated as of September 19, 1995,
                                between the registrant and
                                Harris Trust Company of
                                New York, as rights agent.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CAPITAL CITIES/ABC, INC.



                                  By:   /s/ Ronald J. Doerfler
                                      ----------------------------
                                      Name:  Ronald J. Doerfler
                                      Title: Senior Vice President and
                                             Chief Financial Officer




Dated: October 6, 1995
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                                                                               4

                                 EXHIBIT INDEX

 Exhibit Number                            Description
 --------------                            -----------
      2.1                       Amended and Restated Agreement
                                and Plan of Reorganization dated
                                as of July 31, 1995, between the
                                registrant and Disney.

       4                        Amendment to Rights Agreement,
                                dated as of September 19, 1995,
                                between the registrant and
                                Harris Trust Company of New
                                York, as rights agent.